UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

ARRAY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39613	83-2747826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 Midway Place NE

Albuquerque, New Mexico 87109

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (505) 881-7567

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 11, 2022 (the “Closing Date”), Array Technologies, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”) completed its previously announced acquisition (the “STI Acquisition”) of Soluciones Técnicas Integrales Norland, S.L., a Spanish private limited liability company, and its subsidiaries (collectively, “STI”), pursuant to that certain definitive agreement (the “Purchase Agreement”), dated as of November 10, 2021, by and among Array Tech, Inc, a wholly-owned subsidiary of the Company, Amixa Capital, S.L. and Aurica Trackers, S.L., each a company duly organized under the laws of the Kingdom of Spain, and Mr. Javier Reclusa Etayo.

In accordance with the Purchase Agreement, the Company paid closing consideration to STI consisting of €361 million (approximately $409 million) in cash (the “Cash Consideration”) and 13,894,800 shares of the Company’s common stock (the “Equity Consideration”). Additionally, on the Closing Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain affiliates of STI. The material terms of the Purchase Agreement and Registration Rights Agreement were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on November 11, 2021, which is incorporated herein by reference. The descriptions of the Purchase Agreement and Registration Rights Agreement included or incorporated by reference in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Purchase Agreement and the Registration Right Agreement, which are filed as Exhibit 2.1 and Exhibit 10.1, respectively, hereto, and are incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2021, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with BCP Helios Aggregator L.P., a Delaware limited partnership (the “Purchaser”), an investment vehicle of funds affiliated with Blackstone Inc., on August 10, 2021. Pursuant to the Securities Purchase Agreement, on August 11, 2021, the Company issued and sold to the Purchaser and BEFIP III - ESC Helios Holdco L.P. (together with the Purchaser, the “Purchaser Funds”) 350,000 shares of a newly designated Series A Perpetual Preferred Stock of the Company, par value $0.001 per share (the “Series A Perpetual Preferred Stock”) and 7,098,765 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). Further, pursuant to the Securities Purchase Agreement, upon the expiry of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the Company issued and sold to the Purchaser Funds 776,235 shares of Common Stock on September 27, 2021.

Also as previously disclosed, the Securities Purchase Agreement provides that until June 30, 2023, the Company shall have the option to require the Purchaser Funds to purchase, in the aggregate, in one or more additional closings (the “Additional Closings”), up to 150,000 shares (the “Delayed Draw Commitment”) of the Series A Perpetual Preferred Stock and up to 3,375,000 shares of Common Stock (or up to 6,100,000 shares of Common Stock in the event of certain price-related adjustments) (subject to certain equitable adjustments pursuant to any stock dividend, stock split, stock combination, reclassification or similar transaction) for an aggregate purchase price up to $148 million.

On January 7, 2022, the Company issued and sold to the Purchaser Funds 50,000 shares of Series A Perpetual Preferred Stock and 1,125,000 shares of Common Stock in an Additional Closing for an aggregate purchase price of $49,376,125.

The securities issued pursuant to the Securities Purchase Agreement were and will be offered, issued and sold in reliance upon the exemption from the registration requirements of the Securities Act, set forth under Section 4(a)(2) of the Securities Act relating to sales by an issuer not involving any public offering and in reliance on similar exemptions under applicable state laws. The Company will rely on this exemption from registration based in part on representations made by the Purchaser in the Securities Purchase Agreement. Neither this Current Report on Form

8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 7.01	Regulation FD Disclosures.

On January 11, 2022, the Company issued a press release announcing the closing of the STI Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information included in Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in any such filing.

Forward-Looking Statements

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

2.1

Purchase Agreement, dated November 10, 2021, by and among Array Tech, Inc., a Delaware corporation, Amixa Capital, S.L. a Spanish private limited liability company and Aurica Trackers, S.L., a Spanish private limited liability company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 11, 2021).*

10.1	Registration Rights Agreement, dated January 11, 2022 by and among Array Technologies Inc. and the holders party thereto.

99.1	Press Release dated January 11, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Exhibits and schedules have been omitted pursuant to Regulation S-K Item 601(a)(5) and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2022	ARRAY TECHNOLOGIES, INC.

	By:	/s/ Tyson Hottinger
Tyson Hottinger Chief Legal Officer